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                                                                   EXHIBIT 10.13

                                    RELEASE


     FOR VALUE RECEIVED, each of the undersigned, PERISCOPE SPORTSWEAR, INC., ("Periscope"), GIANT GROUP, LTD. ("Giant") together with their respective successors, assigns, executors and administrators (collectively, the "Releasors") hereby release, acquit and forever discharge CENTURY BUSINESS CREDIT CORPORATION, as well as its successors, assigns, directors, officers, agents, servants and employees, past and present, and each of them (collectively, "Releasee"), from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, which against the Releasee, any Releasor, ever had, now has or hereafter can, shall or may have, for, upon, or by reason of or in respect of any matter, cause or thing whatsoever relating to the transactions contemplated by the Factoring Agreement dated as of August 10, 1999 between Releasee and Periscope (as amended, restated, supplemented and modified from time to time) and (b) the Limited Guaranty dated August 9, 1999 made by Giant in favor of Releasee (as amended, restated, supplemented and modified from time to time), from the beginning of the world to the day of the date of this Release.

     This Release is not intended to be and shall not be deemed, construed or treated in any respect as an admission of liability by any person or entity for any purpose.

     This Release may not be changed orally.

     IN WITNESS WHEREOF, the Releasors have executed this Release on the 31st day of October, 2000.

                                    PERISCOPE SPORTSWEAR, INC.


                                    By: /s/ RAY KUSLANSKY
                                       ------------------------------
                                    Title: Vice President
                                          ---------------------------


                                    GIANT GROUP, LTD.


                                    By: /s/ DAVID GOTTERER
                                       ------------------------------
                                    Title: Vice Chairman
                                          ---------------------------
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STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


          On this 31 day of October, 2000, before me personally came Ray Kuslansky to me known, who, being by me duly sworn, did depose and say that he is the Vice President of PERISCOPE SPORTSWEAR, INC., the entity described in and which executed the foregoing instrument and that he is authorized to execute said instrument on behalf thereof.

                                               /s/ LOUKIA HARRIS
                                         ------------------------------
                                                  NOTARY PUBLIC


STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


     On this 31 day of October, 2000, before me personally came David Gotterer, to me known, who, being by me duly sworn, did depose and say that he is the Vice Chairman of GIANT GROUP, LTD., the corporation described in and which executed the foregoing instrument and that he is authorized to execute said instrument on behalf of said corporation.

                                             /s/ LOUKIA HARRIS
                                         --------------------------
                                                Notary Public